Exhibit 99.1

KPMG LLP Suite 1500 550 South Hope Street Los Angeles, CA 90071-2629

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Prestige Financial Services, Inc. (the “Company”)

J.P. Morgan Securities LLC

Wells Fargo Securities, LLC

(together, the “Specified Parties”)

Re: Prestige Auto Receivables Trust 2017-1, Automobile Receivables-Backed Notes (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in electronic data files (the “Data Files” defined below) related to a portfolio of motor vehicle retail installment sale contracts, which we were informed are intended to be included as collateral in the offering of the Notes. The Company is responsible for the specified attributes identified by the Company in the Data Files. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below, either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “Receivables” means motor vehicle receivables evidenced by retail installment sale contracts executed by obligors in respect of a financed new or used retail motor vehicle.

•	The term “Preliminary Data File” means an electronic data file (“170630 PART 2017-1 statistical pool.xlsx”), provided to us by the Company on July 26, 2017, containing certain information related to 18,078 Receivables and their related attributes as of June 30, 2017.

•	The term “Final Data File” means an electronic data file (“170731 PART 2017-1 $286.8 initial pool.xlsx”), provided to us by the Company on August 1, 2017, containing certain information related to 19,245 Receivables and their related attributes as of July 31, 2017 (together, with the Preliminary Data File, the “Data Files”).

•	The term “Receivable File Documents” refers to any file containing some or all of the following documents: Installment Sale Contract, Title Document, and/or screenshots from the Company’s servicing system. We make no representation regarding the validity or accuracy of these documents.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

•	The term “Title Document” means the Notice of Security or Lien Filing, the Application for Certificate of Title and Registration, the Lien Receipt, the Title Lien Statement, the Electronic Title Copy, or the Certificate of Title.

We performed the following procedures:

A.	We were instructed by the Company to select a random sample of 100 Receivables from the Data Files in two steps.

i.	We were instructed by the Company to select a random sample of 95 Receivables from the Preliminary Data File (the “Preliminary Samples”).

ii.	Five (5) Receivables from the Preliminary Samples were no longer in the Final Data File (the “Dropped Samples”). As such, we were instructed by the Company to select 10 Receivables (the “Additional Samples”) from the Receivables that were not included in the Preliminary Data File (together, with the Preliminary Samples but excluding Dropped Samples, the “Selected Receivables”). A listing of the Selected Receivables is attached hereto as Exhibit A.

B.	At the request of the Specified Parties, for each of the Selected Receivables, we compared the specified attributes listed in the table below as contained in the Data Files to the corresponding information appearing on or derived from a copy of the applicable Receivable File Document(s). The Specified Parties indicated that the absence of any of the Receivable File Documents noted below, or the inability to agree the indicated information from the Data Files to the Receivable File Documents or other information, utilizing instructions provided by the Company (as applicable) indicated below, for each of the specified attributes, constituted an exception.

Attribute	Receivable File Documents / Instructions
Account Number	Installment Sale Contract

Borrower Last Name	Installment Sale Contract or the Company’s servicing system

Original Amount Financed	Installment Sale Contract

Original Interest Rate	Installment Sale Contract

Current Interest Rate	The Company’s servicing system

Original Term	Installment Sale Contract

Payment Amount	Installment Sale Contract

Obligor State	Installment Sale Contract or the Company’s servicing system

Vehicle Make	Installment Sale Contract

Model Year	Installment Sale Contract

New/Used Vehicle	Installment Sale Contract

Vehicle Identification Number (“VIN”)	Installment Sale Contract

C.	In addition to the procedures described above, for each Selected Receivable, we observed the presence of the following in the Receivable File Documents:

•	Title Document. We were instructed by the Company to observe that the Company’s name, “Prestige Financial Services, Inc.” appeared on the Title Document as the Lien Holder, the Owner, the Security Interest Holder, or the Secured Party.

The information regarding the Selected Receivables was found to be in agreement with the respective information contained in the Receivable File Documents.

There were no conclusions that resulted from these procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data Files. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information indicated in the Data Files, or provided by the Company, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Data Files, the Receivable File Documents, Title Document, or other documents furnished to us, by the Company which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer or that Notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by any other person or entity, including investors and NRSRO’s, who are not identified in this report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP
Los Angeles, CA
August 4, 2017

Exhibit A

The Selected Receivables
Selected Loan Number	Loan ID	Selected Loan Number	Loan ID	Selected Loan Number	Loan ID
1	2017001	36	2017036	71	2017071
2	2017002	37	2017037	72	2017072
3	2017003	38	2017038	73	2017073
4	2017004	39	2017039	74	2017074
5	2017005	40	2017040	75	2017075
6	2017006	41	2017041	76	2017076
7	2017007	42	2017042	77	2017077
8	2017008	43	2017043	78	2017078
9	2017009	44	2017044	79	2017079
10	2017010	45	2017045	80	2017080
11	2017011	46	2017046	81	2017081
12	2017012	47	2017047	82	2017082
13	2017013	48	2017048	83	2017083
14	2017014	49	2017049	84	2017084
15	2017015	50	2017050	85	2017085
16	2017016	51	2017051	86	2017086
17	2017017	52	2017052	87	2017087
18	2017018	53	2017053	88	2017088
19	2017019	54	2017054	89	2017089
20	2017020	55	2017055	90	2017090
21	2017021	56	2017056	91	2017091
22	2017022	57	2017057	92	2017092
23	2017023	58	2017058	93	2017093
24	2017024	59	2017059	94	2017094
25	2017025	60	2017060	95	2017095
26	2017026	61	2017061	96	2017096
27	2017027	62	2017062	97	2017097
28	2017028	63	2017063	98	2017098
29	2017029	64	2017064	99	2017099
30	2017030	65	2017065	100	2017100
31	2017031	66	2017066
32	2017032	67	2017067
33	2017033	68	2017068
34	2017034	69	2017069
35	2017035	70	2017070

(*) The Company has assigned a unique seven digit Receivable Number to each Receivable in the Data Files. The Loan IDs referred to in this Exhibit are not the actual Receivable Numbers.